Exhibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 2,054,274    $ 1,414,304
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,445,482        850,757
    Other                                                          224,606        184,110
  Maintenance                                                       55,687         68,271
  Depreciation                                                      50,879         50,946
  Amortization                                                      53,995         59,160
  Amortization of rate reduction bonds                              40,729         35,380
  Taxes other than income taxes                                     53,169         47,585
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,924,547      1,296,209
                                                               -----------    -----------
Operating Income                                                   129,727        118,095
Interest Expense:
  Interest on long-term debt                                        32,010         34,137
  Interest on rate reduction bonds                                  26,863         28,751
  Other interest                                                     4,474          4,825
                                                               -----------    -----------
      Interest expense, net                                         63,347         67,713
                                                               -----------    -----------
Other Income, Net                                                    4,678         32,059
                                                               -----------    -----------
Income Before Income Tax Expense                                    71,058         82,441
Income Tax Expense                                                  25,689         32,476
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   45,369         49,965
Preferred Dividends of Subsidiaries                                  1,390          1,390
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change                43,979         48,575
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                      (4,741)          -
                                                               -----------    -----------
Net Income                                                     $    39,238    $    48,575
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change          $     0.35    $      0.38
  Cumulative effect of accounting change,
    net of tax benefit                                               (0.04)          -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.31    $      0.38
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,303,973    129,508,794
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                     Nine Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,200,252    $ 3,840,693
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,408,712      2,204,434
    Other                                                          645,156        580,865
  Maintenance                                                      169,859        194,032
  Depreciation                                                     151,044        156,757
  Amortization                                                     132,791         85,114
  Amortization of rate reduction bonds                             115,232        116,016
  Taxes other than income taxes                                    178,603        177,043
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  4,801,397      3,514,261
                                                               -----------    -----------
Operating Income                                                   398,855        326,432
Interest Expense:
  Interest on long-term debt                                        93,496        101,500
  Interest on rate reduction bonds                                  82,088         87,539
  Other interest                                                    10,835         14,569
                                                               -----------    -----------
      Interest expense, net                                        186,419        203,608
                                                               -----------    -----------
Other Income, Net                                                    6,008         19,715
                                                               -----------    -----------
Income Before Income Tax Expense                                   218,444        142,539
Income Tax Expense                                                  83,223         42,296
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  135,221        100,243
Preferred Dividends of Subsidiaries                                  4,169          4,169
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change               131,052         96,074
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                      (4,741)          -
                                                               -----------    -----------
Net Income                                                     $   126,311    $    96,074
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change         $      1.03    $      0.74
  Cumulative effect of accounting change,
    net of tax benefit                                               (0.04)          -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.99    $      0.74
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,086,417    129,737,249
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 6,575,881    $ 5,136,150
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    4,230,380      2,956,131
    Other                                                          816,773        763,120
  Maintenance                                                      239,315        244,840
  Depreciation                                                     199,933        203,688
  Amortization                                                     360,632        137,120
  Amortization of rate reduction bonds                             147,805        160,588
  Taxes other than income taxes                                    229,078        225,502
  Gain on sale of utility plant                                   (187,113)          -
                                                               -----------    -----------
       Total operating expenses                                  6,036,803      4,690,989
                                                               -----------    -----------
Operating Income                                                   539,078        445,161
Interest Expense:
  Interest on long-term debt                                       126,467        137,105
  Interest on rate reduction bonds                                 110,340        117,452
  Other interest                                                    16,515         19,687
                                                               -----------    -----------
      Interest expense, net                                        253,322        274,244
                                                               -----------    -----------
Other Income, Net                                                   30,121         30,698
                                                               -----------    -----------
Income Before Income Tax Expense                                   315,877        201,615
Income Tax Expense                                                 123,231         50,284
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  192,646        151,331
Preferred Dividends of Subsidiaries                                  5,559          5,274
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change               187,087        146,057
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                      (4,741)          -
                                                               -----------    -----------
Net Income                                                     $   182,346    $   146,057
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative Effect of Accounting Change         $      1.47    $      1.12
  Cumulative effect of accounting change,
    net of tax benefit                                               (0.04)          -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.43    $      1.12
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,359,186    130,148,887
                                                               ===========    ===========


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                               September 30,  December 31,
                                                                   2003           2002
                                                               ------------   -----------
                                                                   (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $   118,138    $    54,678
  Restricted cash                                                   45,760           -
  Special deposits                                                  75,657         43,261
  Investments in securitizable assets                              215,592        178,908
  Receivables, net                                                 637,039        767,089
  Unbilled revenues                                                 95,498        126,236
  Fuel, materials and supplies, at average cost                    160,400        119,853
  Derivative assets                                                103,768        130,929
  Prepayments and other                                             81,556        110,261
                                                               -----------    -----------
                                                                 1,533,408      1,531,215
                                                               -----------    -----------
Property, Plant and Equipment:
  Electric utility                                               5,360,649      5,141,951
  Gas utility                                                      708,986        679,055
  Competitive energy                                               886,478        866,294
  Other                                                            209,040        205,115
                                                               -----------    -----------
                                                                 7,165,153      6,892,415
    Less:  Accumulated depreciation                              2,564,544      2,484,613
                                                               -----------    -----------
                                                                 4,600,609      4,407,802
  Construction work in progress                                    374,691        320,567
                                                                -----------   -----------
                                                                 4,975,300      4,728,369
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,947,670      3,076,095
  Goodwill and other purchased intangible assets, net              343,904        345,867
  Prepaid pension                                                  352,668        328,890
  Other                                                            445,418        433,444
                                                               -----------    -----------
                                                                 4,089,660      4,184,296
                                                               -----------    -----------

Total Assets                                                   $10,598,368    $10,443,880
                                                               ===========    ===========


                                                               September 30,  December 31,
                                                                   2003           2002
                                                               ------------   -----------
                                                                   (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $    40,000    $    56,000
  Long-term debt - current portion                                  59,327         56,906
  Accounts payable                                                 787,024        776,219
  Accrued taxes                                                     68,816        141,667
  Accrued interest                                                  57,820         40,597
  Derivative liabilities                                            65,866         63,900
  Other                                                            205,501        208,680
                                                               -----------    -----------
                                                                 1,284,354      1,343,969
                                                               -----------    -----------
Rate Reduction Bonds                                             1,772,637      1,899,312
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,362,713      1,436,507
  Accumulated deferred investment tax credits                      103,607        106,471
  Deferred contractual obligations                                 321,197        354,469
  Other                                                            878,146        689,287
                                                               -----------    -----------
                                                                 2,665,663      2,586,734
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,505,222      2,287,144
                                                               -----------    -----------
  Preferered Stock - Nonredeemable                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,098,023 shares issued and
    127,254,402 shares outstanding in 2003 and
    149,375,847 shares issued and 127,562,031 shares
    outstanding in 2002                                            750,492        746,879
   Capital surplus, paid in                                      1,106,466      1,108,338
   Deferred contribution plan - employee stock
    ownership plan                                                 (76,970)       (87,746)
   Retained earnings                                               837,963        765,611
   Accumulated other comprehensive (loss)/income                    (2,862)        14,927
   Treasury Stock                                                 (360,797)      (337,488)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,254,292      2,210,521
                                                               -----------    -----------
Total Capitalization                                             4,875,714      4,613,865
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,598,368    $10,443,880
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.